SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2006

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-18684	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York (Address of principal executive offices)	12540 (Zip code)

Registrant’s telephone number, including area code: (845) 454-3703

NOT APPLICABLE
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMAND SECURITY CORPORATION
FORM 8-K
CURRENT REPORT

TABLE OF CONTENTS

Page
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Item 1.01    Entry into a Material Definitive Agreement………………….................................................................................…………………………....3

Item 9.01    Exhibits...……..3

Signature...4

Item 1.01. Entry into a Material Definitive Agreement.

On March 21, 2006, Command Security Corporation (the “Company”) announced that it has entered into an Amended and Restated Financing Agreement with its current lender, CIT Group/Business Credit, Inc. (the “Financing Agreement”).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

10.1	Amended and Restated Financing Agreement between CIT Group/Business Credit, Inc. and Command Security Corporation

99.1	Press Release dated March 22, 2006 announcing Financing Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2006

COMMAND SECURITY CORPORATION

By: /s/ Barry Regenstein
Name: Barry Regenstein
Title:   President and
    Chief Financial Officer

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